UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2020

Date of Report

(Date of earliest event reported)

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Sandfort Ln., Warwick NY 10990

(Address of principal executive offices, including zip code)

(845) 544-5112

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Introductory Note

On July 10, 2020, Ozop Surgical Corp. (the “Company”) closed the stock purchase agreement (the “SPA”) with Power Conversion Technologies, Inc., a Pennsylvania corporation (“PCTI”) and Catherine Chis, the sole shareholder of PCTI. Under the terms of the SPA, the Company acquired one thousand (1,000) shares of PCTI, which represents all of the outstanding shares of PCTI, from Catherine Chis in exchange for a cash payment of $400,000 and the issuance of 47,500 shares of the Company’s Series C Preferred Stock, 18,667 shares of the Company’s Series D Preferred Stock, and 500 shares of the Company’s Series E Preferred Stock to Catherine Chis (the “Acquisition”).

On August 5, 2020, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had closed the Acquisition and that the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K would each be filed by amendment no later than 71 days after the due date of the Initial 8-K filing. This Amendment No. 1 (this “Amendment”) amends the Initial 8-K to file the required financial statements and pro forma financial information.

This Amendment should be read in conjunction with the Initial 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Initial 8-K with the SEC on August 5, 2020 and no attempt has been made in this Amendment to modify or update other information as disclosed in the Initial 8-K.

As a result of the SPA, the historical financial statements of PCTI will be treated as the historical financial statements of the Company and will be reflected in the Company’s quarterly and annual reports for periods ending after the effective time of the SPA. Accordingly, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, the Company will report results of PCTI and the Company on a consolidated basis.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K/A about future expectations, plans and prospects for the Company, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various risks and uncertainties including, but not limited to: future actions, new projects, strategies, future performance, the outcomes of contingencies, future financial results and uncertainties related to COVID-19. In addition, the forward-looking statements included in this Current Report on Form 8-K/A represent the Company’s views as of the date hereof and subsequent events and developments could cause the Company’s views to change. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in the Company’s expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of business acquired.

The audited financial statements of Power Conversion Technologies, Inc. as of and for the years ended December 31, 2019 and 2018, and the notes related thereto are filed as Exhibit 99.1 hereto.

The unaudited condensed financial statements of Power Conversion Technologies, Inc. as of and for the six months ended June 30, 2020 and 2019, and the notes related thereto are filed as Exhibit 99.2 hereto.

(b)Pro forma financial information.

The unaudited pro forma condensed balance sheet of the Company as of June 30, 2020 and the unaudited pro forma condensed statements of operations and comprehensive loss of the Company for the year ended December 31, 2019 and the six months ended June 30, 2020, in each case giving pro forma effect to the Company’s acquisition of all outstanding equity securities of PCTI, and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement dated June 26, 2020 (Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on June 29, 2020).

99.1*	Audited financial statements of Power Conversion Technologies, Inc. as of and for the years ended December 31, 2019 and 2018, including the Independent Public Accounting Firm’s Report thereon, and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

99.2*	Unaudited condensed consolidated financial statements of Power Conversion Technologies, Inc. as of and for the six months ended June 30, 2020 and 2019, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

99.3*	Unaudited Pro Forma Financial Information as of and for the three months ended March 31, 2018, and the year ended December 31, 2017.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2020
OZOP SURGICAL CORP.

	By:	/s/ Brian Conway
	Name:	Brian Conway
	Title:	Chief Executive Officer